Exhibit 99.1


Gladstone Capital Corporation Reports Fiscal Year End Results for 2006


    -- Net Investment Income was $19.4 million or $1.67 per diluted common share, an increase of 11.9% per diluted common share

    -- Net Increase in Net Assets Resulting from Operations was $24.4 million or $2.10 per diluted common share, an increase of 57.6% per diluted common share

    Business Editors

    MCLEAN, Va.--(BUSINESS WIRE)--xx--Gladstone Capital Corp.
(NASDAQ:GLAD) (the "Company") today announced earnings for the fiscal year and three months ended September 30, 2006. All share references are based on weighted average common shares outstanding, unless otherwise noted.

    Net Investment Income for the fiscal year ended September 30, 2006 increased 11.9% to $19,350,580, or $1.70 per basic share and $1.67 per diluted share, as compared to $17,286,145, or $1.53 per basic share and $1.49 per diluted share for the fiscal year ended September 30, 2005. Net Investment Income for the three months ended September 30, 2006 increased 29.2% to $4,916,268, as compared to $3,805,057, for the three months ended September 30, 2005. Net Investment Income for the three months ended September 30, 2006 was $0.42 per basic and diluted share and $0.34 per basic share and $0.33 per diluted share for the three months ended September 30, 2005.

    Net Increase in Net Assets Resulting from Operations for the fiscal year ended September 30, 2006 increased nearly 58% to $24,430,235, or $2.15 per basic share and $2.10 per diluted share, as compared to $15,490,682 or $1.37 per basic share and $1.33 per diluted share for the fiscal year ended September 30, 2005. For the three months ended September 30, 2006, Net Increase in Net Assets Resulting from Operations was $5,063,429 or $0.44 per basic share and $0.43 per diluted share, as compared to $2,336,203 or $0.21 per basic share and $0.20 per diluted share for the same period one year ago.

    Total assets were $225,783,215 at September 30, 2006, as compared to $205,793,094 at September 30, 2005. Net asset value was $172,570,487 or $14.02 per actual common share outstanding, at September 30, 2006 as compared to $151,610,683, or $13.41 per actual common share outstanding, at September 30, 2005.

    For the fiscal year ended September 30, 2006, the Company reported the following activity:

    -- Purchased approximately $136.0 million of new loans in 22 companies;

    -- Received principal repayments of $124.0 million, which included scheduled principal repayments;

    -- Received $1.3 million of success fees in connection with the full repayment of three investments; and

    --  Received prepayment penalties of approximately $0.8 million.

    At September 30, 2006, the Company had investments in debt and equity securities and loans to syndicated loan participants in 32 private companies having an aggregate cost basis of $216.2 million and a fair value of $217.6 million.

    Subsequent to September 30, 2006, the Company:

    -- Purchased additional debt securities in 12 syndicated participations of approximately $25.2 million;

    --  Received principal repayments of approximately $1.7 million;

    -- Received full repayment of 2 loans of approximately $20.0 million;

    -- Entered into an amended and restated investment advisory agreement with Gladstone Management Corporation and an administration agreement with Gladstone Administration, LLC as approved by our stockholders on December 2, 2005.

    "Fiscal year 2006 produced double-digit growth, with nearly a 12% increase in Net Investment Income and nearly 8% growth in the annual dividend. Our year over year results reflect the dedication and hard work of our Gladstone team," said Chip Stelljes, President and Chief Investment Officer. "We are proud of these accomplishments and will strive to produce even greater results in 2007."

    The financial statements below are without footnotes. We have filed a Form 10-K today for the fiscal year ended September 30, 2006 with the Securities and Exchange Commission (the "SEC"), which can be retrieved from the SEC's website at www.SEC.gov or from the Company's web site at www.GladstoneCapital.com. A paper copy can be obtained free of charge by writing to us at 1521 Westbranch Drive, Suite 200, McLean, VA 22102.

    Gladstone Capital will host a conference call at 8:30 a.m. EST, December 7, 2006. Please call 877-407-8031 to enter the conference. An operator will monitor the call and set a queue for the questions. The replay number will be available two hours after the call for approximately 30 days. To hear the replay, please dial 877-660-6853 and use Access Code 286 and ID code 221530.

    For further information contact Investor Relations at 703-287-5835.

    This press release may include statements that may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements with regard to the future performance of the Company. Words such as "should," "believes," "feel," "expects," "projects," "strive," "goals," and "future" or similar expressions are intended to identify forward-looking statements. These forward-looking statements inherently involve certain risks and uncertainties, although they are based on the Company's current plans that are believed to be reasonable as of the date of this press release. Factors that may cause the Company's actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements include, among others, those factors listed under the caption "Risk factors" of the Company's Form 10-K for the Fiscal Year Ended September 30, 2006, as filed with the Securities and Exchange Commission on December 6, 2006. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.


GLADSTONE CAPITAL CORPORATION
CONSOLIDATED STATEMENTS OF ASSETS & LIABILITIES

                                           September 30, September 30,
                                               2006          2005
                                           ------------- -------------

ASSETS
Investments at fair value (Cost 9/30/2006:
 $216,202,986; 9/30/2005: $205,375,554)    $217,642,750  $200,846,763
Cash and cash equivalents                       731,744       503,776
Interest receivable - investments in debt
 securities                                   1,394,942     1,406,212
Interest receivable - employees                  37,396        27,067
Due from custodian                            3,587,152     2,624,074
Deferred financing fees                         145,691        70,000
Prepaid assets                                  226,747       177,848
Due from employees                            1,803,283             -
Other assets                                    213,510       137,354
                                           ------------- -------------
TOTAL ASSETS                               $225,783,215  $205,793,094
                                           ============= =============

LIABILITIES
Accounts payable                                 $4,072       $21,893
Interest payable                                247,530       183,707
Fees due to Adviser                             240,363       391,322
Borrowings under lines of credit             49,993,000    53,034,064
Withholding taxes payable                     1,803,283             -
Accrued expenses and deferred liabilities       721,287       350,665
Funds held in escrow                            203,193       200,760
                                           ------------- -------------
TOTAL LIABILITIES                            53,212,728    54,182,411
                                           ------------- -------------
NET ASSETS                                 $172,570,487  $151,610,683
                                           ============= =============

ANALYSIS OF NET ASSETS
Common stock, $0.001 par value, 50,000,000
 shares authorized and 12,305,008 and
 11,303,510 shares issued and outstanding,
 respectively                                   $12,305       $11,304
Capital in excess of par value              181,270,565   164,610,873
Notes receivable - employees                (10,248,308)   (8,745,781)
Net unrealized appreciation (depreciation)
 on investments                               1,439,764    (4,528,791)
Unrealized depreciation on derivative          (253,716)     (253,747)
Realized (loss) gain on sale of
 investments                                   (861,695)       42,250
Realized gain on settlement of derivative        15,014             -
Distributions less than net investment
 income                                       1,196,558       474,575
                                           ------------- -------------
TOTAL NET ASSETS                           $172,570,487  $151,610,683
                                           ============= =============
NET ASSETS PER SHARE                             $14.02        $13.41
                                           ------------- -------------


GLADSTONE CAPITAL CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS

                                             Year Ended September 30,
                                                2006         2005
                                             ------------ ------------
INVESTMENT INCOME
  Interest income - investments              $25,646,746  $22,407,605
  Interest income - cash and cash equivalents     38,381       32,807
  Interest income - notes receivable from
   employees                                     441,341      444,170
  Prepayment fees and other income               773,378    1,065,177
                                             ------------ ------------
      Total investment income                 26,899,846   23,949,759
                                             ------------ ------------

EXPENSES
  Loan servicing                               2,907,875    2,549,728
  Management fee                               1,266,875    1,359,643
  Professional fees                              548,326      725,336
  Amortization of deferred financing fees        140,143      385,737
  Interest expense                             3,238,615    1,774,629
  Stockholder related costs                      303,709      220,445
  Directors fees                                 116,212      101,843
  Insurance expense                              206,554      178,214
  Stock option compensation                      285,318            -
  Other expenses                                 484,722      235,861
                                             ------------ ------------
      Expenses before credit from Gladstone
       Management                              9,498,349    7,531,436
                                             ------------ ------------
  Credit to management fee for fees collected
   by Gladstone Management                    (2,051,000)  (1,077,100)
                                             ------------ ------------
      Total expenses net of credit to
       management fee                          7,447,349    6,454,336
                                             ------------ ------------

NET INVESTMENT INCOME BEFORE INCOME TAXES     19,452,497   17,495,423
                                             ------------ ------------
  Income tax expense                             101,917      209,278
                                             ------------ ------------
NET INVESTMENT INCOME                         19,350,580   17,286,145
                                             ------------ ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Net realized (loss) gain on sale of
   investments                                  (903,945)      29,750
  Realized gain on settlement of derivative       15,014            -
  Unrealized appreciation (depreciation) on
   derivative                                         31      (39,488)
  Net unrealized appreciation (depreciation)
   on investments                              5,968,555   (1,785,725)
                                             ------------ ------------
      Net gain (loss) on investments           5,079,655   (1,795,463)

NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS                                  $24,430,235  $15,490,682
                                             ============ ============

NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS PER COMMON SHARE:
    Basic                                          $2.15        $1.37
                                             ============ ============
    Diluted                                        $2.10        $1.33
                                             ============ ============

WEIGHTED AVERAGE SHARES OF COMMON STOCK
 OUTSTANDING:
    Basic                                     11,381,378   11,292,466
    Diluted                                   11,615,922   11,609,146


GLADSTONE CAPITAL CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

                                                Three Months Ended
                                                   September 30,
                                                2006         2005
                                             ------------ ------------
INVESTMENT INCOME
  Interest income - investments               $7,148,853   $5,735,849
  Interest income - cash and cash equivalents     16,667        3,706
  Interest income - notes receivable from
   employees                                     118,338      107,788
  Prepayment fees and other income                62,153       10,260
                                             ------------ ------------
      Total investment income                  7,346,011    5,857,603
                                             ------------ ------------

EXPENSES
  Loan servicing                                 763,851      745,263
  Management fee                                 314,755      283,703
  Professional fees                              148,568      196,726
  Amortization of deferred financing fees         45,571      101,250
  Interest expense                               935,922      600,042
  Stockholder related costs                       30,539       27,660
  Directors fees                                  34,500       24,219
  Insurance expense                               54,598       44,161
  Stock option compensation                        5,700            -
  Other expenses                                 333,059       58,922
                                             ------------ ------------
      Expenses before credit from Gladstone
       Management                              2,667,063    2,081,946
                                             ------------ ------------
  Credit to management fee for fees collected
   by Gladstone Management                      (289,000)    (100,000)
                                             ------------ ------------
      Total expenses net of credit to
       management fee                          2,378,063    1,981,946
                                             ------------ ------------

NET INVESTMENT INCOME BEFORE INCOME TAXES      4,967,948    3,875,657
                                             ------------ ------------
  Income tax expense                              51,680       70,600
                                             ------------ ------------
NET INVESTMENT INCOME                          4,916,268    3,805,057
                                             ------------ ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain on settlement of derivative       13,647            -
  Unrealized appreciation (depreciation) on
   derivative                                    (65,221)      18,519
  Net unrealized appreciation (depreciation)
   on investments                                198,735   (1,487,373)
                                             ------------ ------------
      Net gain (loss) on investments             147,161   (1,468,854)

NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS                                   $5,063,429   $2,336,203
                                             ============ ============

NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS PER COMMON SHARE:
  Basic                                            $0.44        $0.21
                                             ============ ============
  Diluted                                          $0.43        $0.20
                                             ============ ============

WEIGHTED AVERAGE SHARES OF COMMON STOCK
 OUTSTANDING:
  Basic                                       11,573,200   11,303,510
  Diluted                                     11,767,902   11,628,555


GLADSTONE CAPITAL CORPORATION
FINANCIAL HIGHLIGHTS
(Unaudited)
                                               Three Months Ended
                                                  September 30,
                                               2006          2005
                                           ------------- -------------
Per Share Data (1)
  Net asset value at beginning of period         $13.95        $13.61
                                           ------------- -------------
  Income from investment operations:
    Net investment income (2)                      0.42          0.34
    Net unrealized gain (loss) on
     investments (2)                               0.02         (0.13)
    Net unrealized gain on derivatives (2)        (0.01)            -
                                           ------------- -------------
  Total from investment operations                 0.43          0.21
                                           ------------- -------------
  Less distributions:
    Distributions from net investment
     income                                       (0.42)        (0.41)
                                           ------------- -------------
  Total distributions                             (0.42)        (0.41)
                                           ------------- -------------
  Issuance of common stock under stock
   option plan                                     1.10             -
  Dilutive effect of share issuance (7)           (1.04)            -
                                           ------------- -------------
  Net asset value at end of period               $14.02        $13.41
                                           ============= =============

  Per share market value at beginning of
   period                                        $21.39        $23.40
  Per share market value at end of period         22.01         22.55
  Total return (3)                                 4.85%        -1.99%
  Shares outstanding at end of period        12,305,008    11,303,510

  Ratios/Supplemental Data
  Net assets at end of period              $172,570,487  $151,610,683
  Average net assets - not annualized (4) $162,057,242 $151,387,098 Ratio of expenses to average net assets
   - annualized (5)                                6.71%         5.69%
  Ratio of net expenses to average net
   assets - annualized (6)                         6.00%         5.42%
  Ratio of net investment income to
   average net assets - annualized                12.13%        10.05%

                                           Fiscal Year Ended September
                                                       30,
                                               2006          2005
                                           ------------- -------------
Per Share Data (1)
  Net asset value at beginning of period         $13.41        $13.50
                                           ------------- -------------
  Income from investment operations:
    Net investment income (2)                      1.70          1.53
    Realized (loss) gain on sale of
     investments (2)                              (0.08)            -
    Net unrealized gain (loss) on
     investments (2)                               0.53         (0.16)
                                           ------------- -------------
  Total from investment operations                 2.15          1.37
                                           ------------- -------------
  Less distributions:
    Distributions from net investment
     income                                       (1.64)        (1.52)
                                           ------------- -------------
  Total distributions                             (1.64)        (1.52)
                                           ------------- -------------
  Issuance of common stock under stock
   option plan                                     1.19          0.02
  Stock compensation expense                       0.02             -
  Repayment of principal on notes
   receivable                                      0.02          0.07
  Offering costs                                      -         (0.01)
  Dilutive effect of share issuance (7)           (1.13)        (0.02)
                                           ------------- -------------
  Net asset value at end of period               $14.02        $13.41
                                           ============= =============

  Per share market value at beginning of
   period                                        $22.55        $22.71
  Per share market value at end of period         22.01         22.55
  Total return (3)                                 5.21%         5.93%
  Shares outstanding at end of period        12,305,008    11,303,510

  Ratios/Supplemental Data
  Net assets at end of period              $172,570,487  $151,610,683
  Average net assets (4)                   $155,867,538  $151,897,549
  Ratio of expenses to average net assets
   - annualized (5)                                6.16%         5.10%
  Ratio of net expenses to average net
   assets - annualized (6)                         4.84%         4.39%
  Ratio of net investment income to
   average net assets - annualized                12.42%        11.38%

    (1) Basic per share data.

    (2) Based on weighted average basic per share data.

    (3) Total return equals the increase of the ending market value over the beginning market value plus monthly dividends divided by the monthly beginning market value, assuming monthly dividend reinvestment.

    (4) Average net assets are computed by taking the average balance of net assets at the end of each month of the reporting period.

    (5) Ratio of expenses to average net assets is computed using expenses before credit from Gladstone Management and including income tax expense.

    (6) Ratio of net expenses to average net assets is computed using total expenses net of credits from Gladstone Management and including income tax expense.

    (7) Represents the anti-dilutive impact of (i) the other components in the changes in net assets and (ii) the different share amounts used in calculating per share data as a result of calculating certain per share data based upon the weighted average basic shares outstanding during the period and certain per share data based on the shares outstanding as of a period end or transaction date.


    CONTACT: Gladstone Capital Corp.
             Robert Johnson, 703-287-5835